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                                                                EXHIBIT 10.17(f)

                                SIXTH AMENDMENT
                                       TO
                              MASTER PURCHASE ORDER
                              ASSIGNMENT AGREEMENT

        This Sixth Amendment to that certain Master Purchase Order Assignment Agreement (the "Amendment") is made as of the ___ day of ________, 2001, between TRANSCAP TRADE FINANCE , an Illinois general partnership (the "Contractor") and BAM! ENTERTAINMENT, INC., a Delaware corporation (the "BAM!").

                              W I T N E S S E T H:

        WHEREAS, the Contractor and BAY AREA MULTIMEDIA, INC., a California corporation (the "Manufacturer") and the predecessor of BAM! are parties to that certain Master Purchase Order Assignment Agreement dated as of ________ (the "Assignment Agreement");

        WHEREAS, the Manufacturer and BAM! were parties to a certain merger pursuant to which BAM! has succeeded by operation of law to all of the rights and obligations of the Manufacturer;

        WHEREAS, the Contractor and BAM! desire to amend the Assignment Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and other consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Contractor and the Manufacturer, the parties hereto hereby agree as follows:

        1. Amendment to Section 1(f). Section 1(f) of the Assignment Agreement is hereby deleted in its entirety, and there is inserted in lieu thereof a new
Section 1(f) as follows:

                The Manufacturer may repurchase an Accepted P.O. pursuant to P. 8(b) below. In the absence of such repurchase, an Accepted P.O. becomes a "DELINQUENT P.O." if the P.O. Price is not paid to the Contractor by the earliest of (i) the due date for payment of the P.O. Invoice, (ii) one hundred and thirty-five (135) days following the Funding Date if Contractor issues its letter of credit or purchase order, (iii) thirty days (30) days following the Funding Date if Contractor advances funds by other than issuing its letter of credit or purchase order, or (iv) the date on which the Accepted P.O. is canceled.

        2. Amendments to Sections 7(b)(i) and (ii). Sections 7(b)(i) and (ii) of the Assignment Agreement are hereby deleted in their entirety, and there is inserted in lieu thereof new Sections 7(b)(i) and (ii) as follows:

                      (i) A transaction initiation and set-up fee in a sum equal to



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                3.0% of the aggregate of (a) the face amounts of all letters of credit issued by Contractor (or other financial accommodations) plus (b) all funds advanced by Contractor by other than issuing its letters of credit; plus

                      (ii) A daily maintenance fee in a sum equal to 0.067% of
               the aggregate of the face amounts of all letters of credit issued by Contractor (or other financial accommodations) and all funds advanced by Contractor by other than issuing its letters of credit which remain outstanding for more than fifty-five (55) days; plus

        3. Amendment. This Amendment constitutes an amendment to the Assignment Agreement, and except to the extent inconsistent herewith, the parties do hereby reconfirm the Assignment Agreement in its entirety.

        4. Effectiveness of Amendment. This Amendment will not be effective until each of the persons set forth on Addendum III of the Assignment Agreement shall have executed an acknowledgment to the Guaranty previously executed by such persons, in form and substance satisfactory to Contractor.

        5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

TRANSCAP TRADE FINANCE

By:   __________________________________
      Michael Sear, Executive Vice President
      Transcap Associates, Inc., general partner

BAM! ENTERTAINMENT, INC.

By:     _______________________________
Name:   _______________________________
Title:  _______________________________



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        ACKNOWLEDGMENT OF GUARANTORS


                Each of the undersigned hereby acknowledges receiving and reviewing that certain Sixth Amendment to that certain Master Purchase Order Assignment Agreement (the "Amendment"). Each of the undersigned, by its execution hereof, hereby agrees that the Guaranty previously executed by him or her shall remain in full force and effect and that all references in said Guaranty to the Master Purchase Order Assignment Agreement shall be deemed to refer to the Master Purchase Order Assignment Agreement as amended by the Amendment.




Dated:  ________________



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